Exhibit 99.1

AlphaVest Acquisition Corp and AMC Corporation Announce Shareholder Approval of Business Combination and Execution of Definitive Agreements for $8 Million PIPE Financing

●	Transaction expected to close in coming weeks

●	$8 million PIPE financing subscribed for by a group of investors

●	Proceeds to be used to accelerate AMC’s development and go-to-market strategy for its industrial warehouse solution featuring an AI-powered patrol and incident response robot

New York, NY (GLOBE NEWSWIRE) September 9, 2025 / – AlphaVest Acquisition Corp (NASDAQ: ATMV) (the “Company” or “AlphaVest”) and AMC Corporation (“AMC”), a security and safety technology solutions company, today announced that AlphaVest shareholders voted to approve the previously announced business combination between the two companies (the “Business Combination”) at AlphaVest’s Extraordinary General Meeting held on September 5, 2025. In addition, AlphaVest and AMC announced that the parties have entered into binding agreements for a private placement of $8 million of common stock and common stock purchase warrants initially exercisable at $10.00 per share, subject to adjustment, to be consummated simultaneously with the consummation of the Business Combination.

Shengwei (Sean) Da, Chairman of the Board and Chief Executive Officer of AMC, said, “We are thrilled that AlphaVest’s shareholders voted to approve the proposed transaction and we thank shareholders for their continued support. We believe the Business Combination will accelerate our growth trajectory and the development and go-to-market strategy for our new products, including our industrial warehouse solution featuring an AI-powered patrol and incident response robot. We are proud of our team for quickly bringing our innovative warehouse solution from design stage to prototype this year and are encouraged by our testing and validation results in recent months. We are seeing strong early customer interest following our recent product showcases in Japan and Las Vegas, and we are hoping to deliver our first commercial version of this product by early 2026.”

In addition to the Business Combination Proposal, all other proposals necessary to complete the Business Combination were approved. Details of the complete results of the Extraordinary General Meeting will be included in a Current Report on Form 8-K, which will be filed by AlphaVest Acquisition Corp.

The closing of the Business Combination is expected to occur in the coming weeks, subject to the satisfaction of customary closing conditions.

Upon closing, the combined company will operate as AMC Robotics Corporation and its ordinary shares are expected to trade on the Nasdaq Capital Market under the new ticker symbol “AMCI.”

Advisors

Winston & Strawn LLP is serving as legal advisor to ATMV. EarlyBirdCapital, Inc. and Small Seashell Limited are serving as financial advisors to ATMV. Graubard Miller is serving as legal advisor to AMC. Revere Securities is serving as financial advisor to AMC.

About AlphaVest Acquisition Corp

AlphaVest Acquisition Corp is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

AMC Corporation

AMC is an innovative technology solutions company that designs, develops, and distributes smart enterprise and consumer safety and security products. AMC’s portfolio of award-winning YI security cameras is powered by over 150 AI, deep learning and edge computing patents, which support its leading video imaging and vision technology capabilities. Leveraging its existing software capabilities, the Company has designed and developed an AI-powered quadruped robot, which will serve as an all-in-one patrol and incident response warehouse solution.

INVESTORS AND MEDIA CONTACT

Nicholas Hresko-Staab

Vice President

Investor & Media Relations

Alliance Advisors IR

E: AMCRoboticsIR@allianceadvisors.com

Cautionary Note Regarding Forward Looking Statements

This press release may contain statements that constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning ATMV’s and AMC’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, and the effects of regulation, including whether the Business Combination will generate returns for stockholders. These forward-looking statements are based on ATMV’s or AMC’s management’s current expectations, projections, and beliefs, as well as a number of assumptions concerning future events. When used in this communication, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside of ATMV’s or AMC’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions, and other important factors include, but are not limited to: (a) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination; (b) the outcome of any legal proceedings that may be instituted against ATMV, AMC, or others following the Business Combination and any definitive agreements with respect thereto; (c) the inability to complete the Business Combination due to the failure to satisfy other conditions to closing; (d) the ability to meeting the applicable stock exchange listing standards in connection with and following the consummation of the Business Combination; (e) the risk that the Business Combination disrupts current plans and operations of AMC or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of AMC to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (including, without limitation, accounting considerations); (i) the possibility that ATMV and AMC may be adversely affected by other economic, business, and/or competitive factors; (j) AMC’s ability to execute its business plans and strategies; (k) AMC’s estimates of expenses and profitability; (l) the risk that the transaction may not be completed by ATMV’s business combination deadline and the potential failure to obtain extensions of the business deadline if sought by ATMV; (m) our ability to successfully develop and commercialize new products, (n) other risks and uncertainties indicated under “Risk Factors” contained in the definitive proxy statement/prospectus for the proposed transaction, and other documents filed or to be filed with the SEC by ATMV. Copies are available on the SEC’s website, www.sec.gov. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.

ATMV and AMC assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither ATMV nor AMC gives any assurance that either ATMV or AMC will achieve its expectations.

No Offer or Solicitation

This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, or a solicitation of any vote or approval, nor shall there be any sale or exchange of securities in any jurisdiction in which such offer, solicitation, sale, or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.